Please file this Prospectus Supplement with your records.


                      STRONG VALUE FUND
                   STRONG OPPORTUNITY FUND
                     STRONG GROWTH FUND
                  STRONG COMMON STOCK FUND
                    STRONG SMALL CAP FUND
                    STRONG DISCOVERY FUND

       Supplement to the Prospectus dated May 1, 1996


STRONG COMMON STOCK FUND

Effective immediately, the Strong Common Stock Fund  (the
"Fund") will allow the opening of new regular (i.e., contributory) Individual Retirement Accounts (excluding
SIMPLE IRAs and SEP and SAR-SEP IRAs) ("IRAs") for 1996 and
1997 IRA contributions only (subject to the applicable IRA contribution limits) until the earlier of (1) the Fund receiving approximately $30 million in assets from new IRA account openings or (2) April 15, 1997. PLEASE NOTE THAT
THE NEW REGULAR IRA ACCOUNTS MAY NOT BE OPENED THROUGH
EXCHANGE, IRA TRANSFER, OR IRA ROLLOVER.


       Prospectus Supplement Dated January 23, 1997.